Exhibit 99.1

Victoria’s Secret & Co. Signs Definitive Agreement to Acquire AdoreMe, Inc.

Move Strategically Positions VS&Co for Growth

Enhances Digital-First Focus with Investment in Digitally-Native, Technology-First Brand

Reynoldsburg, Ohio (November 1, 2022) – Victoria’s Secret & Co. (“Victoria’s Secret” or “VS&Co”) (NYSE: VSCO) today announced that it has signed a definitive agreement to acquire 100 percent of AdoreMe, Inc. (“Adore Me”), a digitally-native intimates brand. The deal will create significant upside for VS&Co, including the opportunity to leverage Adore Me’s expertise and technology to continue to improve the Victoria’s Secret and PINK customer shopping experience and accelerate the modernization of VS&Co’s digital platform. As a trailblazer in the intimates value segment, Adore Me will also serve as a growth vehicle for VS&Co, providing access to a consumer that is complementary to VS&Co’s existing customer base. VS&Co and Adore Me will continue pushing the intimates category forward in a more inclusive, tech-forward, and sustainable way.

The structured transaction includes an initial upfront $400 million cash payment and further cash consideration, a portion of which is fixed and a portion of which is based on the performance of Adore Me and achievement of specified growth and synergy targets over a two-year period. This reflects Adore Me’s growth potential and combined company synergies. The transaction has been unanimously approved by VS&Co’s Board of Directors and is expected to close by the end of January 2023, subject to customary closing conditions and regulatory clearances. VS&Co plans to finance the transaction at closing with cash on hand.

“I’m absolutely delighted to be announcing this transaction, welcoming Adore Me into the VS&Co family. Adore Me is a technology-led, digital-first innovator in the intimates category that will help us bring differentiated experiences to Victoria’s Secret and PINK customers,” said Martin Waters, CEO, Victoria’s Secret & Co. “This acquisition will be a significant accelerant as we pivot toward growth and modernize the foundation of our company with an entrepreneurial mindset that puts technology at the forefront of everything we do. In partnering with the incredible team at Adore Me, we will move to the future much faster.”

Named a leading Digital Native Growth Brand in intimates by the NPD Group, Adore Me serves more than 1.2 million active customers and is powered by a sophisticated proprietary technology platform with highly differentiated customer experiences including “Home Try-On” and monthly subscription options. Adore Me has long been a leader in extended sizes and continues to push the category forward in a more environmentally-conscious way as a Certified B Corporation.

“We have significantly grown our business over the past decade, and are excited to bring our technology, purchase experiences, inclusive assortment, brand and team to join the next phase of Victoria’s Secret’s growth and customer journey transformation,” said Morgan Hermand, Founder and CEO of Adore Me.

Adore Me’s “Home Try-On” offering generates strong retention among its customers with a personalized product experience and has achieved scale by leveraging a complex combination of proprietary logistics, algorithms, and operational assets. This shopping experience presents an attractive new option for the Victoria’s Secret customer base and exemplifies the next generation of retail innovation to complement Victoria’s Secret’s best-in-class physical store offering.

Victoria’s Secret has transformed the intimate apparel industry over its lifetime, and its acquisition of Adore Me represents a combination of scale, brand, and digital excellence that will advance the company’s innovation and customer experience.

Presentation materials relating to the acquisition will be available on the Investors section of the company’s website.

Goldman Sachs is acting as financial advisor to VS&Co and Kirkland & Ellis is providing legal counsel. Credit Suisse is acting as financial advisor to Adore Me and WilmerHale is providing legal counsel.

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About Victoria’s Secret & Co.

Victoria’s Secret & Co. (NYSE: VSCO) is a Fortune 500 specialty retailer of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. VS&Co is comprised of market leading brands, Victoria’s Secret and Victoria’s Secret PINK, that share a common purpose of inspiring and uplifting our customers in every stage of their lives. We are committed to empowering our more than 30,000 associates across a global footprint of nearly 1,350 retail stores in approximately 70 countries. We provide our customers with products and experiences that make them feel good inside and out while driving positive change through the power of our products, platform and advocacy.

About Adore Me

Founded in 2011 as an online lingerie startup, Adore Me has evolved into a DTC lingerie and apparel brand serving women of all sizes and budgets at all phases of life. The firm is transforming the way we shop with a pioneering Home Try-On commerce service, a series of innovation-driven products, and a mission of making sustainable shopping accessible to all, becoming the first Certified B Corporation intimate apparel brand in the U.S. Adore Me’s strong brand authenticity genuinely connects with Gen Z and Millennials, providing VS&Co a highly inclusive product assortment at incredible value, across both online and offline platforms.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements (as such term is defined in the U.S. Private Securities Litigation Reform Act of 1995). These forward-looking statements involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “commit,” “target,” “goal,” “project,” “plan,” “believe,” “seek,” “strive,” “expect,” “anticipate,” “intend,” “potential” and any similar expressions may identify forward-looking statements. With respect to the contemplated transaction, forward-looking statements include, without limitation, financial estimates, statements as to the completion and benefits or effects of the transaction, including financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. The following risks, uncertainties and other factors could affect the company’s financial performance and cause actual results to differ materially from those expressed or implied in any forward-looking statements: the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the risk that the necessary regulatory approvals may not be obtained as a result of conditions that are not anticipated; risks that any of the closing conditions to the transaction may not be satisfied in a timely manner; the failure to realize the benefits of the transaction; the effect of the announcement of the transaction on the ability of Adore Me to retain customers and key personnel and to maintain relationships with suppliers, and on its operating results and business generally; and potential litigation in connection with the transaction.

Except as may be required by law, the company assumes no obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2022.

For further information, please contact:

Victoria’s Secret & Co.:

Investor Relations:	Media Relations:
Kevin Wynk	Brooke Wilson
investorrelations@victoria.com	communications@victoria.com